_________________________________________________________________________________________
DOCUMENT PREPARED BY AND,              SPACE ABOVE FOR RECORDER’S USE ONLY
AFTER RECORDING, PLEASE RETURN TO:
RGA Reinsurance Company
Douglas Miller – Senior Counsel, Real Estate
16600 Swingley Ridge Road
Chesterfield, Missouri 63017

RGA REINSURANCE COMPANY,
a Missouri corporation, as Lender
TDG OPERATIONS, LLC,
a Georgia limited liability company, as Tenant
and
TDG ADAIRSVILLE, LLC,
a Georgia limited liability company, as Landlord
________________________________________________________________________________________
LEASE SUBORDINATION AGREEMENT
Dated March _____, 2022

This instrument affects real and personal property situated, lying and being in the City of Adairsville, County of Bartow, State of Georgia, known as follows:

Parcel:
Block:
Lot:
Street Address:     400 Princeton Boulevard
            Adairsville, Georgia 30103

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Loan No. 73101343
LEASE SUBORDINATION AGREEMENT
THIS LEASE SUBORDINATION AGREEMENT (this “Agreement”) is made effective as of March _____, 2022 (the “Effective Date”), by and among: RGA REINSURANCE COMPANY, a Missouri corporation (collectively with its successors and assigns, “Lender”); TDG OPERATIONS, LLC, a Georgia limited liability company (collectively with its successors and assigns, “Tenant”); and TDG ADAIRSVILLE, LLC, a Georgia limited liability company (“Landlord”).
Recitals:
Lender has made a loan (the “Loan”) to Landlord. The Loan is secured by (among other things) a deed to secure debt, security agreement and fixture filing (collectively with any and all other security interests and agreements held by Lender for the Loan, the “Mortgage”), to be recorded in the Official Records of the County of Bartow and State of Georgia (the “Official Records”) covering the real property legally described in Exhibit A (collectively with all other property encumbered by the Mortgage, the “Property”). The Mortgage secures Landlord’s obligations to Lender under the Loan Documents, as defined in the Mortgage, as such Loan Documents may be modified or amended (including any increases in the amount or interest rate of the secured indebtedness) by and between Landlord and Lender, with no requirement for any consent or confirmation by Tenant (the “Loan Documents”). All capitalized terms used in this Agreement but not otherwise defined shall have the meanings set forth in the Loan Documents.
By that certain Commercial Lease Agreement Lease dated on or about the Effective Date between Landlord and Tenant (the “Lease”), Landlord has leased the Property to Tenant. Tenant is affiliated with Landlord and expects to derive significant indirect financial benefits from Lender making the Loan to Landlord. In order to induce Lender to make the Loan to Landlord, Tenant has agreed to subordinate the Lease to the Mortgage under the terms and conditions of this Agreement so that the Mortgage will be and remain a lien, encumbrance or charge upon the Property that is unconditionally prior and superior to the Lease and the leasehold estate created thereby.
Agreement:
    NOW, THEREFORE, in consideration of the mutual benefits accruing to the parties hereto and other good and valuable consideration, the receipt and sufficiency of which consideration is hereby acknowledged, and in order to induce Lender to make the Loan to Landlord, Lender and Tenant agree as follows:
1.Subordination. Notwithstanding: (a) the order in which the Mortgage and the Lease were executed, delivered, recorded, filed, granted, attached or perfected; (b) anything to the contrary in the Loan Documents or under applicable law; or (c) any other fact, event or circumstance; the Lease and all claims and rights of Tenant under the Lease (including any right or option to purchase all or any portion of the Property or lease additional space, and any right of first refusal or right of first offer) shall be, and shall at all times remain, completely, absolutely, unconditionally and irrevocably junior, subject and subordinate (in all respects, including as to priority, time and right to payment) to the Loan, the lien of the Mortgage, and all of Lender’s rights and remedies under the Loan Documents. Without limiting the generality of the previous sentence, Tenant acknowledges and agrees that the Lease (and all of Tenant’s rights under the Lease) shall be unconditionally, completely, and irrevocably subject, subordinate, and inferior to:
(a)the lien, security interest, or encumbrance created by the Mortgage or any other Loan Document;
(b)all advances made or to be made under the Loan Documents, and any renewals, extensions, increases, consolidations, modifications or replacements thereof;
(c)all sums secured by the Mortgage (including interest, post-petition interest, late charges, yield maintenance premiums, prepayment premiums, and all other sums secured by the Mortgage without limitation of any kind); and
(d)every term, covenant, condition, agreement and provision of the Mortgage and other Loan Documents and all rights, remedies and claims of Lender under the Loan Documents (or under Law as holder of the Mortgage and the other Loan Documents).
2.Assignment of Leases and Rents. Tenant acknowledges that, in connection with the Loan, Landlord will execute and deliver to Lender an Assignment of Leases and Rents (the “Assignment”), dated as
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Loan No. 73101343
of the Effective Date, assigning to Lender (among other things) all of Landlord’s right, title and interest in and to the leases and the rents from the Property (including the Lease and all amounts payable thereunder) and any of Landlord’s rights in the security deposits thereunder (subject to the requirements of applicable law). Tenant agrees that it will not be entitled to receive any fees from security deposits or be entitled in any way to any security deposits with respect to any portion of the Property or be permitted to use any security deposits for any purpose except to the extent the Lease or governing law requires the release of any security deposit to Tenant. If Lender directs Tenant to do so, then Tenant shall pay to Lender, and not to Landlord, any and all amounts that the Lease requires Tenant to pay. By signing below, Landlord directs Tenant to comply with this paragraph.
3.Recordation. Without limiting the provisions of this Agreement on “Subordination,” these documents shall be recorded (or deemed recorded) in this order: (i) the Mortgage; (ii) the Assignment; and (iii) this Agreement. Tenant and Landlord shall not record a memorandum of the Lease.
4.Possible Changes in Mortgage. The subordination of the Lease as described in this Agreement shall remain fully effective even if the Mortgage or any other Loan Document is amended, modified, supplemented, extended, renewed, replaced or restated at any time (any of the foregoing, a “Change”). Lender is not obligated to provide Tenant with notice of any Change. This paragraph does not imply that Tenant’s consent is required before any Loan Document is Changed. Each Change shall be enforceable against Tenant whether or not Tenant received notice of, or consented to, that Change.
5.Certain Matters Affecting Lease. Notwithstanding anything to the contrary in the Lease, Landlord and Tenant shall not assign, modify, or amend the Lease, and Tenant shall not sublet any portion of the Property, without in each case obtaining Lender’s prior written consent, which consent Lender may withhold for any reason or no reason in Lender’s sole discretion.
6.No Contest. Tenant waives any right to assert, covenants not to assert, and agrees not to directly or indirectly assist any other person in asserting, that the Mortgage or any interest of Lender in the Property is, in whole or in part, based upon any theory or principle whatsoever: (a) subordinate or equal in priority to the Lease; (b) invalid, voidable, void, unperfected or unenforceable; or (c) unsecured. Tenant acknowledges that the Mortgage and Lender’s interest in the Property is fully effective and valid for all purposes.
7.Foreclosure Event. Each of the following events shall be a “Foreclosure Event”: (a) a foreclosure sale; (b) a deed in lieu of foreclosure; (c) an auction sale in bankruptcy; or (d) exercise of any other right or remedy whatsoever that results in any party succeeding to Landlord’s interest under the Lease. At the option and in the sole discretion of Lender, or any assignee, nominee or subsidiary, or any foreclosure sale purchaser that succeeds by any means to the interest of Landlord under the Lease after a Foreclosure Event (each a “Successor,” including Lender), the Lease shall terminate and be of no force or effect, and Tenant’s rights under the Lease shall terminate and Tenant shall have no right to occupy or use the Property or any part of it and shall have no claims against Landlord, Lender or the Property. If Lender commences an action to cause a Foreclosure Event and elects to terminate the Lease, Lender may give notice to Tenant of the commencement of that action (a “Foreclosure Notice”), in which event the Lease and its term shall terminate, expire, and come to an end (as fully and completely as if the expiration date under the Lease had occurred) on the date five (5) days after that Foreclosure Notice; or, unless Lender or Successor affirmatively elects to retain the Lease and Tenant’s obligations thereunder as described in Section 8, automatically upon the occurrence of a Foreclosure Event (whether or not Lender delivered a Foreclosure Notice), the Lease and its term shall terminate, expire and come to an end (as fully and completely as if the expiration date under the Lease had occurred). Any such termination shall constitute the limit beyond which Tenant’s tenancy no longer exists. Tenant shall then quit and surrender the Property but remain liable under the Lease as to any liability that continues after termination of the Lease. It is a conditional limitation of the Lease that its term shall terminate and expire as this paragraph states. This paragraph is intended to establish a conditional limitation and not a condition subsequent.
8.Optional Attornment. Notwithstanding the foregoing, Lender or Successor may, in its sole and absolute discretion, elect to retain the Lease in effect after a Foreclosure Event, in which case Tenant shall be bound to Successor as the landlord under all of the terms, covenants and conditions of the Lease, and Successor as Landlord shall, from and after Successor’s succession to Landlord’s interest under the Lease, have the same remedies against Tenant for breach of the Lease, whether or not occurring before Successor’s succeeded to Landlord’s interest, as were available to Landlord, provided, however, that:
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(a)Confirmation of Attornment. If Successor elects to require Tenant to recognize and attorn to Successor as Tenant’s landlord, then Tenant agrees to confirm to Successor in writing, in a manner reasonably satisfactory to Successor, that Tenant recognizes and attorns to Successor as Tenant’s landlord.
(b)No Personal Liability. Successor shall have no personal liability whatsoever under the Lease.
(c)Limitation on Successor’s Liability. Successor shall not be liable or answerable in any way, including by way of offset or counterclaim, for any act or omission of Landlord or any claim that Tenant may have against Landlord, including claims for payment or refund.
(d)Prepaid Rent. Successor shall not be bound by any payment of rent for more than the current month.
(e)Amendments. Successor shall not be bound by any amendment or modification of the Lease unless approved by Successor in writing.
9.Landlord Bankruptcy. If Landlord becomes the subject of any bankruptcy, insolvency, or similar proceeding (a “Bankruptcy”), then Tenant shall not file any proof of claim, election, motion or other pleadings or papers in any such Bankruptcy without Lender’s consent, which Lender may withhold for any reason or no reason. Tenant shall support (pursuant to documentation satisfactory to Lender), and shall not oppose, any action or motion that Lender proposes to be taken or takes in or for any Bankruptcy. If for any reason the Lease remains in effect at the time, then Tenant irrevocably: (a) consents to a sale of the Property free and clear of the Lease under 11 U.S.C. § 363; and (b) elects to terminate the Lease and surrender possession if Landlord rejects the Lease under 11 U.S.C. § 365(h).
10.Deed in Lieu. If Lender accepts a deed in lieu of foreclosure of the Property, then the estate so conveyed shall not merge with the estate under the Mortgage. The interests of Lender as holder of the Mortgage and holder of the estate transferred by the deed in lieu of foreclosure shall remain forever separate and distinct except as Lender agrees otherwise in writing. To reiterate the parties’ intent, a deed in lieu of foreclosure shall constitute a Foreclosure Event and shall (subject to the option of Lender or Successor to retain the Lease as described in Section 8) result in the automatic termination of the Lease as this Agreement provides.
11.Other Documentation. This Agreement shall be self-operative and effective without the execution of any confirmatory document or instrument by any party. Without limiting the previous sentence, if Lender or any Successor reasonably requires it, Tenant shall enter into confirmatory documentation.
12.Insurance Policies. Tenant hereby assigns and releases to Lender all right, title, interest and claim in and to all insurance and condemnation proceeds and awards payable at any time in respect of the Property. Tenant shall have no right for itself to join in adjusting or settling any loss. All parties shall instruct the insurer to pay all casualty insurance proceeds to Lender.
13.Notice to Lender. Tenant shall give Lender a copy of any notice Tenant delivers to Landlord under the Lease at the same time and in the same manner the Lease specifies for service of that notice on Landlord. No notice under the Lease shall be effective against Lender or Successor unless and until Lender has actually received it.
14.Representations and Warranties. Tenant represents and warrants to Lender that Tenant: (a) has not transferred, encumbered, or assigned, conveyed or otherwise disposed of the Lease or any interest therein; (b) has full authority to enter into this Agreement and has been duly authorized by all necessary actions; and (c) has not (other than the Lease) entered into any agreement with Landlord about the Property or the Lease that shall in any way bind Lender (or any assignee, designee, or nominee of Lender, Successor, or anyone else who obtains title to the Property directly or indirectly from or through Lender or Successor). Tenant further represents and warrants that: (i) the Lease has not been amended, modified, terminated, cancelled, or waived, orally or in writing, except as this Agreement discloses; (ii) Tenant has not prepaid any rent for more than 30 days; (iii) the current annual fixed, base or minimum rent under the Lease is at least [ $1,205,481.96 ] per annum; (iv) the current expiration date of the Lease is [ April 31, 2042 ] ; (v) Tenant has no options to renew; (vi) Tenant is in possession of the Property, and the building(s), improvements and space required to be provided under the Lease have been satisfactorily completed in all respects; (vii) Landlord has
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not agreed to any payments, abatements or other obligations of an inducement nature; (viii) Tenant has no option to purchase the Property or any right of first refusal or right of first offer with respect to the purchase or leasing of the Property; (ix) Landlord is not in default or breach under the Lease; and (x) Tenant has no defense, claim, offset or setoff against Tenant’s obligations under the Lease.
15.Tenant’s Claims Against Landlord. To the extent Landlord violates the Lease or Tenant otherwise obtains any claims or rights against Landlord, Tenant shall not assert such claims or rights against Landlord and shall, upon demand, assign such claims and rights to Lender through documentation satisfactory to Lender.
16.Modifications, Releases, Choice of Remedies, Etc. At any time and at Lender’s option, Lender may, in Lender’s sole and absolute discretion and without prejudice to Lender or in any way limiting the provisions of this Agreement, without notice to or consent by Landlord, Tenant, or any other person, without liability and notwithstanding any breach under the Loan Documents, do (elect not to do, or waive the right to do) any of the following, whether intentionally or unintentionally, even if it impairs the position of Tenant or any other person: (1) release any or all of the Property from the Mortgage or take additional security; (2) consent to any map, plat, restriction, declaration or easement affecting any Property; (3) extend, renew or subordinate any Loan Document; (4) substitute any Property; (5) perfect any security interest; (6) grant any indulgence or modification to Landlord or any other party; (7) change, amend, modify, extend, waive, increase, supplement, restate or release any Loan Document, even if it increases the burden of the Loan on the Property; (8) discharge or release any obligor; (9) commence, prosecute, and complete a Foreclosure Event; (10) accept or make compromises or other arrangements or file any claim in any Bankruptcy; (11) lend money to Landlord in such amount(s) and at such time(s) as Lender may determine, whether or not secured by the Mortgage; (12) credit payments under the Loan in such manner as Lender may determine in its discretion; and (13) otherwise deal with Landlord or any other obligor under the Loan as Lender may determine. Lender shall have no obligation to proceed against any other security or guaranties held by Lender before exercising any rights or remedies under the Mortgage. Any action or omission described in this paragraph shall not affect the lien or priority of the lien evidenced by the Mortgage, the absolute subordination of the Lease as described in this Agreement, Landlord’s obligations under the Loan Documents, or the effectiveness of this Agreement.
17.No Limitation of Subordination. Tenant acknowledges that the subordination of the Lease as described in this Agreement shall in no way be limited, diminished, impaired or otherwise affected by any event, condition, occurrence, circumstance, proceeding, action or failure to act whatsoever, including: (t) any substitution for, refinancing, renewal, amendment, extension or modification of, or addition or supplement to the Mortgage or any other Loan Document; (u) any compromise, settlement, adjustment, modification or extension of Landlord’s obligations or liability under the Mortgage or any other Loan Document; (v) any waiver, consent, indulgence, forbearance, lack of diligence, action or inaction by Lender in enforcing the Mortgage or any other Loan Document; (w) any Landlord default under the Loan Documents; (x) any assignment, conveyance, extinguishment, merger or other transfer (whether voluntary or involuntary, and whether by operation or law or otherwise) of all or any part of Landlord’s interest in the Property or Lender’s interest in the Mortgage or any other Loan Document; (y) any Bankruptcy; or (z) any action taken or omitted to be taken by or for Lender regarding the Mortgage, including any Foreclosure Event (even if it impairs any of Lender’s collateral).
18.Personalty. Tenant acknowledges that it has no right, title or interest in or to the furniture, fixtures, equipment or other personal property encumbered by the Mortgage (as more particularly described in the Mortgage, collectively, the “Personalty”) and constituting part of the Property, and that Landlord owns all right, title and interest in that Personalty, subject to Lender’s security interest. Tenant shall execute and deliver such documents to and for the benefit of Landlord and Lender to confirm the foregoing as Lender reasonably requests from time to time. Tenant authorizes Lender to file a UCC financing statement by which Tenant disclaims, releases, and waives any interest in the Personalty. Any such financing statement may describe the Personalty in any manner as Lender may determine, in its sole and absolute discretion, is necessary, advisable, or prudent to achieve the foregoing purposes. Tenant authorizes Lender to file any such financing statements at such time(s) and in such place(s) as Lender shall determine.
19.Additional Acknowledgments. Tenant acknowledges that in reliance upon, and in consideration of, Tenant’s execution and delivery of this Agreement, Lender is making the Loan and specific advances, and is incurring and will incur other obligations, that Lender would not make or incur but for its reliance on this Agreement. Each of Tenant and Landlord further acknowledges that neither this Agreement nor Lender’s review of or changes to the Lease are intended to, or shall be deemed to, limit, negate or
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otherwise affect (i) any of Tenant’s obligations and other agreements set forth in this Agreement or (ii) any of Landlord’s obligations and other agreements set forth in the Loan Documents.
20.Effect of Violation. No violation of this Agreement by Lender or by Successor shall cancel, annul, terminate, diminish or render void the unconditional subordination set forth in this Agreement.
21.Successors and Assigns. This Agreement shall bind and benefit the parties and their successors and assigns. All references to “Lender” shall be deemed to include any subsequent holder of the Mortgage, and any other person succeeding to Lender’s or a Successor’s interest in the Property or any part of it and who claims by, through or under Lender or any Successor, whether by a Foreclosure Event or otherwise.
22.Termination. Upon the repayment of the Loan and all other amounts due under the Loan Documents in full accordance with their terms, this Agreement shall terminate and, if requested by Tenant in writing, Lender shall make or cause to be made the appropriate filing(s) or recording(s) to release Tenant from this Agreement.
23.Limitation of Liability. Any liability of Lender under this Agreement shall in no event extend beyond Lender’s interest in the Property.
24.Law; Jury Trial. This Agreement shall be governed and construed under the laws of the state of Georgia. The parties knowingly and intentionally waive trial by jury in any action or proceeding relating to or arising from this Agreement, any Loan Document, the relationship between the parties under governing law, and any counterclaim in any such action or proceeding.
25.Counterparts. This Agreement may be executed in counterparts, which may be executed by email, PDF, or facsimile, each of which shall be deemed an original. All such counterparts with their various signed signature pages shall constitute one and the same instrument.
26.Landlord’s Signature. Landlord joins in this Agreement only to consent to it and acknowledge the terms and conditions hereof (including any specific acknowledgments by Landlord set forth herein). Nothing in this Agreement gives Landlord any rights. Any amendment of this Agreement does not require Landlord’s consent.
[Remainder of Page Blank; Signature Page Follows]

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IN WITNESS WHEREOF, the parties have entered into this Agreement to be effective as of the Effective Date.
                            Lender:
Signed, sealed and delivered in the             RGA REINSURANCE COMPANY,
presence of:                         a Missouri corporation

_____________________________________        By: ____________________________________
_____________________________________ [SEAL]     Name:
Unofficial Witness                     Title:

_____________________________________
Notary Public

(NOTARY SEAL)

My commission expires: _________________

                            Tenant :
Signed, sealed and delivered in the             TDG OPERATIONS, LLC,
presence of:                         a Georgia limited liability company

_____________________________________        By: ____________________________________
_____________________________________ [SEAL]     Name:
Unofficial Witness                     Title:

_____________________________________
Notary Public

(NOTARY SEAL)

My commission expires: _________________

Loan No. 73101343
Signature Page – Lease Subordination Agreement

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Loan No. 73101343
                            Landlord:
Signed, sealed and delivered in the             TDG ADAIRSVILLE, LLC,
presence of:                         a Georgia limited liability company

_____________________________________        By: ____________________________________
_____________________________________ [SEAL]     Name:
Unofficial Witness                     Title:

_____________________________________
Notary Public

(NOTARY SEAL)

My commission expires: _________________

Loan No. 73101343
Signature Page – Lease Subordination Agreement

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Loan No. 73101343

EXHIBIT A
(Legal Description)
All that certain lot, piece or parcel of land, with the buildings and improvements thereon erected, situate, lying and being in the City of Adairsville, County of Bartow, State of Georgia.
All that tract or parcel of land lying and being in the City of Adairsville in Land Lot 199 of the 15th District and 3rd Section of Barlow County, Georgia containing 17.480 acres and being more particularly described as follows:
To find the Point of Beginning, commence at the intersection of the North right-of-way of Martin Luther King, Jr., Drive formerly Mitchell Road (50' R/W) with the line dividing Land Lots 199 and 222 of said District;
Thence South 86 degrees 49 minutes 48 seconds West for a distance of 80.09 feet along the North right-of-way of Martin Luther King, Jr., Drive to a point;
Thence North 87 degrees 21 minutes 11 seconds West for a distance of 150.01 feet along said North right-of-way to a point;
Thence North 87 degrees 21 minutes 11 seconds West for a distance of 174.90 feet along said North right-of-way to an iron pin found at the intersection of said North right-of-way with the West right-of-way of Princeton Boulevard (100' R/W) and the Point of Beginning.
Thence from the Point of Beginning thus established run North 87 degrees 25 minutes 38 seconds West for a distance of 291.24 feet along the North right-of-way of Martin Luther King, Jr., Drive to a point;
Thence North 86 degrees 44 minutes 00 seconds West for a distance of 227.19 feet along said North right-of-way to a point
Thence North 87 degrees 22 minutes 40 seconds West for a distance of 150.02 feet along said North right-of-way to a point;
Thence North 88 degrees 18 minutes 17 seconds West for a distance of 181.10 feet along said North right-of-way to a point;
Thence North 87 degrees 42 minutes 10 seconds West for a distance of 340.44 feet along said North right-of-way to an iron pin found;
Thence North 00 degrees 48 minutes 25 seconds East for a distance of 730.96 feet leaving said North right-of-way to an iron pin found;
Thence South 66 degrees 20 minutes 25 seconds East for a distance of 585.15 feet to an iron pin placed;
Thence North 51 degrees 57 minutes 18 seconds East for a distance of 465.70 feet to an iron pin placed on the West right-of-way of Princeton Boulevard;
Thence South 38 degrees 49 minutes 08 seconds East for a distance of 246.85 feet along the West right-of-way of Princeton Boulevard to an iron pin found;
Thence along a curve to the right having a radius of 556.7 feet and an arc length of 380.73 feet, being subtended by a chord of South 19 degrees 13 minutes 20 seconds East for a distance of 373.36 feet along said West right-of-way to an iron pin found;
Thence South 00 degrees 22 minutes 07 seconds West for a distance of 290.10 feet along said right-of-way to an iron pin found at the intersection of said West right-of-way with the North right-of-way of Martin Luther King, Jr., Drive and the Point of Beginning.

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